EXHIBIT 10.13
                                 AGENCY CONTRACT

Between:

U.T.I.T. S.p.A., seated in Modena, Via L. Perosi, 183, personified by the legal representative, Dr.ssa Nicoletta Ognibene (hereinafter called "the Principal")

And

SPEIZMAN INDUSTRIES, INC., seated in Charlotte, North Carolina, 701 Griffith Road (hereinafter called "the Agent"):

IT IS AGREED AS FOLLOWS:

1.       TERRITORY AND PRODUCTS

         1.1 The Principal appoints the Agents, who accepts, as his commercial agent to promote the sale of the products listed in Annex I, ss.1 (hereinafter called "the Products") in the territory defined in Annex I, ss.2 (hereinafter called "the Territory").

         1.2 If the Principal decides to sell any additional products in the Territory, he shall inform the Agent in order to discuss the possibility of including them within the Products defined under Article 1.1. Exception to this obligation is made for products which:

                  a.  Will not be sold in the textile field;

                  b. Do not match with the product lines already marketed by the agent.

2.       GOOD FAITH AND FAIR DEALING

         2.1 In carrying out their obligations under this agreement the parties will act in accordance with good faith and fair dealing.

         2.2 The provisions of this agreement, as well as any statements made by the parties in connection with this agency relationship, shall be interpreted in good faith.

3.       AGENT'S FUNCTIONS

         3.1 The Agent agrees to use his best endeavors to promote the sale of the Products in the Territory in accordance with the Principal's reasonable instructions and shall protect the Principal's interests with the diligence of a responsible businessman.


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         3.2      The Agent shall not solicit orders from outside the Territory unless permitted to do so by the Principal. Where the Agent negotiates with customers in the Territory business which results in contracts of sale with customers established outside the Territory, Article 13.4. will be applied.

         3.3 Unless otherwise specifically agreed, the Agent has no authority to make contracts on behalf of, or in any way to bind, the Principal towards third parties. He only solicits orders from customers for the Principal, who is free to accept or to reject them.

         3.4 When negotiating with customers, the Agent shall offer Products strictly in accordance with the term and conditions of the contract of sale which the Principal has communicated to him.

         3.5 The Agent binds himself to give his assistance for the after-sale service too (included assembling and running test of the plants), receiving possible observations, requests or claims, and informing immediately the Principal and shall participate to the arguments resolution and to reach friendly agreements and reconciliation.

         3.6 The Agent is not entitled to receive payments on the Principal's behalf without prior written authorization from the Principal to that effect. When the Agent has been so authorized, he must transmit them as soon as possible to the Principal and until then hold them separately on deposit on the Principal's behalf. The Agent is in no case supposed to hold the above mentioned payments, even not as compensation of eventual credits towards the Principal, unless differently authorized by the Principal himself in written form.

4.       UNDERTAKING NOT TO COMPETE

         4.1 The Agent shall not represent, manufacture or distribute any products which are in competition with the Products, for the entire term of this contract and for six months after its dissolution.

         4.2 The Agent may represent, distribute or manufacture any products which are not competitive with the Products, provided he informs the Principal in advance of such activity.

         4.3 The Agent shall not represent or distribute, directly or indirectly, non-competitive products of a manufacturer who is a competitor of the Principal: such obligation will be in force for the entire term of this contract and for six months after its dissolution.

         4.4 The Agent declares that he represents (and/or distributes or manufactures, directly or indirectly) the products listed in Annex III on the date on which this contract is signed.

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5.       SALES ORGANIZATION, ADVERTISING AND FAIRS

         5.1 The Agent shall provide an adequate organization for sales and after-sales service, with all necessary means and personnel, in order to ensure the fulfillment of his obligations throughout the Territory under this agreement.

                  In particular, the Agent will have to supply, at its costs, a CAD engineer design person already familiar with drawing and designing U.T.I.T. systems.

         5.2 The Agent will be responsible for promotion and sales, as well as advertising of U.T.I.T's equipment in the Territory. It is understood that the contents of any advertising must be approved by the Principal beforehand. The parties shall agree on their participation in fairs or exhibitions within the Territory. The cost of the Agent's participation in such fairs and exhibitions shall be apportioned between the parties as specifically agreed each time.

         5.3 The Agent will make available, on his own cost, part of his show room in Charlotte for displaying U.T.I.T. systems. The cost of U.T.I.T. equipment displayed in the show room shall be apportioned between the parties as specifically agreed.

6.       PRINCIPAL TO BE KEPT INFORMED

         6.1 The Agent shall exercise due diligence to keep the Principal informed about his activities, market conditions and the state of competition within the Territory. He shall answer reasonable request for information made by the Principal.

         6.2 The Agent shall exercise due diligence to keep the Principal informed about: (i) the laws and regulations which are to apply in the Territory to which the Products must conform (e.g. import regulations, labeling, technical specifications, safety requirements, etc.), and (ii) the laws and regulations concerning his activity, as far they are relevant for the Principal.

7.       ADMINISTRATIVE AND COMMERCIAL SECRETS

         The Agent binds himself not to reveal to third parties administrative and commercial secrets or other confidential information he has learned in his activity for the Principal, neither after the dissolution of the present agreement, nor for the exploitation of such secrets or confidential information for purposes different from the ones of the present agreement.

8.       FINANCIAL RESPONSIBILITY

         8.1 The Agent shall satisfy himself, with due diligence, of the solvency of customers whose orders he transmits to the Principal. He shall not transmit orders from customers of which he knows or ought to know that they are in a critical financial

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                  position, without informing the Principal in advance of such fact.





         8.2 The Agent shall also use every possible influence to obtain payments punctually from customers.

         8.3      The Agent shall assist the Principal for credit collection.

9.       PRINCIPAL'S TRADEMARKS AND SYMBOLS

         9.1 The Agent shall use the Principal's trademarks, trade names or any other symbols, but for the only purpose of identifying and advertising the Products, within the scope of this contract and in the Principal's sole interest. However, the use of trademarks, names and symbols of the Principal on the letterhead sheet of the Agent, on advertising material and on all materials delivered by the Agent to third parties, must be authorized in advance by the Principal in written form.

         9.2 The Agent hereby agrees neither to register, nor to have registered, any trademarks, trade names or symbols of the Principal (or which are confusingly similar with the Principal's ones), in the Territory or elsewhere.

         9.3 The right to use the Principal's trademarks, trade names or symbols, as provided for under the first paragraph of this article, shall cease immediately for the Agent, on the expiration or termination of the present contract, whatever the reason. After the expiration or termination of the present contract, the Agent bind himself to avoid any reference to third parties of the past relationship with the Principal, so as to avoid any confusion with customers.

         9.4 The Agent shall notify the Principal of any infringement of the Principal's trademarks, trade names or symbols that comes to his notice.

10.      PATENT RIGHTS AND INFRINGEMENTS

         The Principal will obtain and maintain any patents, trademarks or other similar protection of the Products, and it will, at its own expense, protect such rights.

11.      EXCLUSIVITY

         11.1 The Principal shall not, during the life of this contract, grant any other person or company with the Territory the right to represent or sell the Products.

         11.2 The Principal reserves itself the right to supply the Products through the spinning machinery manufacturers, in which case the Agent will only be entitled half the commission. These cases will be dealt with the following procedure: Upon receipt of an inquiry from a machine maker, for a supply in the U.S.A., the Principal will immediately contact the Agent to check if the same inquiry has already been

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                  submitted to it by the end user. In case a quotation has not yet been submitted, the Principal reserves to itself the right to decide whether to submit the quotation through the Agent or directly through the machinery maker (turn key project requested by the end user). The final decision will be taken by the Principal and the Agent will accept it.

         11.3 Exception to what is stated at Paragraph 11.2 is made for the sales made through the manufacturer Marzoli S.p.A., which will generate no commissions for the Agent during the first eight months following the date of coming into force of this contract.

         11.4 The Principal is, however, entitled to deal directly, without the Agent's intervention, (provided he informs the Agent) with customers situated in the Territory; in respect of any sales arising therefrom, the Agent shall be entitled to the commission provided for in this contract.

         11.5 Regarding all Principal's products not included in Annex I ss.1, the Principal shall be free to promote their sales, directly or through other agents, commissioners, distributors, concessionaires, or in any other way, and the Agent shall not be entitled to any commission thereon.

12.      AGENT TO BE KEPT INFORMED

         12.1 The Principal shall provide the Agent with all necessary written information relating to the Products (such as price lists, brochures, videotapes etc.) as well as with the information needed by the Agent for carrying out his obligations under the contract.

         12.2 The Principal shall keep the Agent informed of any relevant communication with customers in the Territory.

13.      AGENT'S COMMISSION

         13.1 The Agent is entitled to a commission of ten percent (10%), on all sales of the Products to customers established in the Territory during the validity of this contract.

         13.2 Sales of machinery other than those included in U.T.I.T. product range (even if they are part of a U.T.I.T. system such as: wrapping machines, weighing, labeling machines and so on) only generate a commission of five percent (5%).

         13.3 In case of direct sales through textile machine manufacturers, the Agent shall be entitled to half the commission, that is, five percent (5%).

         13.4 If the Agent, when dealing with customers established in the Territory, solicits orders resulting in contracts of sale with customers established outside the Territory, and if the Principal accepts such orders, the Agent shall be entitled to receive a commission of five

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                  percent (5%). Similarly, the Agent's commission shall be
                  reduced to five percent (5%) when another agent solicits with customers established outside the Territory resulting in contracts of sale with customers established within the Territory.

         13.5 Both parties agree that in special cases and/or for special customers and for contract prices less than the minimum requested by the Principal, the commission amount shall be discussed and agreed case by case. In case of discount given beyond the minimum price requested by the Principal, the commission due to the Agent shall be proportionally reduced.

                  (i.e.:   Minimum price          =    $500.000
                           Effective sale price   =    $400.000
                           Commission             =    $(40.000 - 20% = $32.000)

         13.6 Unless otherwise agreed in writing, the commission covers any expenses incurred by the Agent in fulfilling his obligations under this contract (such as telephone, telefax, office, travel expenses, etc.)

14.      METHOD OF CALCULATING COMMISSION AND PAYMENT

         14.1 Commission shall be calculated on the net amount of the invoices, i.e., on the effective sales FOB price (any discount being deducted, clear of any additional charges such as packing, erection, duty, transportation, insurance and clear of all tariffs on taxes of any kind).

         14.2 The Agent shall acquire the right to commission after full payment by the customer of the invoiced price. In case the Principal is insured against the risk of non-payment by his customers, the parties may agree that a commission be paid on the sums obtained by the Principal from the insurer.

         14.3 If the Principal grants the customers particular price reductions because of accepted quality defaults of the Products, the commission due to the Agent shall be calculated and settled only on the amount effectively paid by the customer, therefore with the exclusion of the discount and reduction.

         14.4 Any possible overprice is on Principal's favor, excepted different written specific agreements for each single business.

         14.5 The Principal will provide the Agent with a statement of the commissions due in respect of each period of two months and will set out all the business in respect of which such commission is payable. The commission will be paid not later than the last day of the month following the relevant period of two months.

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         14.6     Any taxes imposed on the Agent's commission in the Territory are for the Agent's account.

15.      UNCONCLUDED BUSINESS

         15.1 No commission shall be due in respect of offers or orders transmitted by the Agent and not accepted by the Principal.

         15.2 If a contract made by the Principal as a result of orders transmitted by the Agent is not thereafter put into effect for the whole or in part, the Agent shall not be entitled to commission on the not executed part, unless non-performance of the contract is due to a great non-fulfillment by the Principal.

16.      TERM OF THE CONTRACT

         16.1 This contract enters in force on the date of signature and shall remain in force for two years.

         16.2 This contract shall be automatically renewed for successive periods of one year, unless terminated by either party by notice given in writing by the registered mail with return receipt, not less than four months before the date of expiration. If the contract has lasted for more than five years, the period of notice will be of 6 months.

17.      UNFINISHED BUSINESS

         17.1 Orders transmitted by the Agent or received by the Principal from customers established in the Territory before the expiration or termination of this contract and which result in the conclusion of a contract of sale not more than 6 months after such expiration, shall entitle the Agent to commission.

         17.2 No commission is due to the Agent for contracts of sale made on the basis of orders received after the expiration of termination of this contract, save if such transaction is mainly attributable to the Agent's efforts during the period covered by the agency contract and if the contract was entered into within a reasonable period after the expiration or termination of this contract. The Agent must however inform the Principal in writing, before the expiration or termination of this contract, of the pending negotiations which may give rise to commission under this paragraph.

18.      EARLIER TERMINATION

         18.1 Each party may terminate this contract with immediate effect, by notice given in registered mail with return receipt, in case of a substantial breach of the obligations arising out of the contract by the other party, or in case of exceptional circumstances justifying the earlier termination.
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         18.2     Any breach by a party of his obligations under the contract resulting in such detriment to the other party as not to permit him to continue the business relationship based on mutual trust, shall be considered as a substantial breach for the purpose of Article 18.1 above.

                  Circumstances in which it would be unreasonable to require the terminating party to continue to be bound by this contract, shall be considered as exceptional circumstances for the purpose of Article 18.1 above.

         18.3 The parties hereby agree that the violation of the provisions under Articles 4.1 - 4.3 - 7 - 9.1 - 9.2 and 9.4 of the present contract is to be considered as a substantial breach of the contract. Moreover, any violation of the contractual obligations may be considered as a substantial breach, if such violation is repeated notwithstanding a request by the other party to fulfill the contract obligations.

         18.4 Furthermore, the parties agree that the following situations shall be considered as exceptional circumstances which justify the earlier termination by the other party:

                  Bankruptcy, moratorium, receivership, liquidation or any kind of composition between the debtor and the creditors.

                  Civil and penal condemnation of the Agent which could damage his well-known name;

                  Any other circumstances which are likely to affect substantially one's party's ability to carry out his obligations under contract.

         18.5 The contract may also be terminated by the Principal with immediate effect in case of change of control, ownership and/or management of the agent-company.

         18.6 If a party terminates the contract according to this article, the Agent renounces from now on to claim indemnity for damages by the Principal at any title.

19.      INDEMNITY IN CASE OF TERMINATION

         The Agent shall not be entitled to any indemnity for goodwill or similar compensation in case of termination of the contract under Articles 16 and 18.

20.      DISPOSITION IN CASE OF CONTRACT'S TERMINATION

         Upon expiration of this agreement, the Agent shall have to stop immediately his activities on behalf of the Principal, avoiding from assuming behaviors which might lead customers to mistaken or however to damage the Principal. The Agent shall also return to the Principal all advertising material and other documents and samples which have been supplied to him by

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the Principal and are in the Agent's possession.

21.      ARBITRATION - APPLICATION LAW

         21.1 Any dispute arising out of or in connection with the present contract shall be finally settled in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators designated in accordance to said Rules.

         21.2     This contract is governed by Italian Low.

22.      PREVIOUS AGREEMENTS - MODIFICATIONS -- NULLITY

         22.1 This contract replaces any other preceding agreement between the parties on the subject.

         22.2 No addition or modification to this contract shall be valid unless made in writing.

         22.3 The nullity of a particular clause of this contract shall not involve the nullity of the whole agreement.

23.      PROHIBITION OF ASSIGNMENT

         The present contract cannot be assigned without prior written agreement between the two parties.

24.      AUTOMATIC INCLUSION UNDER THIS PRESENT CONTRACT

         The annexes and the ADDENDUM attached to this contract and listed hereunder form an integral part of the agreement:

         Annex I:  the Products, the Territory.

         Annex II: considerations discussed with the Agent in the meeting held in Modena on December 1, 1999 and accepted by him as guidelines of his activity in the name of U.T.I.T.

         Annex III: list of the products distributed or sold by the Agent at date of signature of this contract.

         ADDENDUM:  additional Agent's obligations.


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25.      AUTHENTIC TEXT

         The English text of this contract is the only authentic text.

Made in Modena, Italy on the 22nd day of March, 2000.


The Principal                               The Agent

U.T.I.T. S.p.A.                             SPEIZMAN INDUSTRIES, INC.
Nicoletta Ognibene                          Bob Speizman


/s/ Nicoletta Ognibene                      /s/ Robert S. Speizman, President
----------------------                     -----------------------------------

In accordance with Article 1341 of the Italian Civil Code, the following Articles of this contract are hereby specifically approved by the Agent:

4        (UNDERTAKING NOT TO COMPETE)

9        (PRINCIPAL'S TRADEMARKS AND SYMBOLS)

11       (EXCLUSIVITY)

18       (EARLIER TERMINATION)

19       INDEMNITY IN CASE OF TERMINATION)

21       (ARBITRATION - APPLICABLE LAW)

The Agent

SPEIZMAN INDUSTRIES, INC.
Bob Speiman


/s/ Robert S. Speizman, President
------------------------------------


                                                                              10
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ANNEX I:  Products and Territory
(Article 1.1)

ss. 1  Products:

TEXTILE FIELD

o   COTTON BALES transportation systems

o   CAN transportation systems:  - link between Draw Frames and Roving Frames
                                 - link between Draw Frames and O.E. Frames

o COTTON AND WOOL ROVING BOBBIN transportation systems: - link between Roving Frames and Ring Frames

o CONE transportation, palletizing, conditioning and packing systems: - cone originating from Cone Winding and O.E. Frames

o   FABRIC ROLLS palletizing systems

o   SPARE PARTS for the above mentioned systems

The Principal is free to promote the sales of all the products he produces, which are not listed above, directly or through other agents, commissioner, distributors, or in any other way, and the Agent shall not be entitled to any commission.

ss. 2  Territory:

The Territory assigned to the Agent is:

o        U.S.A.
Canada

Modena, 22nd March 2000


The Principal                                  The Agent

U.T.I.T. S.p.A.                       SPEIZMAN INDUSTRIES, INC.
Nicoletta Ognibene                             Bob Speizman


/s/ Nicoletta Ognibene                /s/ Robert S. Speizman, President
------------------------              -----------------------------------
                                                                              11

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ANNEX II: considerations discussed with the Agent in the meeting held in Modena on December 1st, 1999 and accepted by him as guidelines of his activity in the name of U.T.I.T.

Real implication in promoting, selling and servicing automation

o    Sales
     Each and every quotation has to be tailored, customer is to be visited several times, prior to focus on his real needs and every visit brings about a new quotation, a process which is long and time consuming.

o    Erection and start up
     The start up of every installation is a very critical moment, only at this stage in fact, the automation put in place makes it evident shortcomings in the existing mill organization and the possibility to overcome them with the addition of new automation. This gives normally start to discussions in which the customers tend to pretend the supply of this additional automation free of charge, as a necessary completion of the contracted installation.
     This phase needs a lot of visits, a lot of competence and patience to convince customers that what has been supplied is what has been contracted and paid.

o    After sales
     After start up, customers have to be constantly supported till when they know perfectly how to use and troubleshoot the installation.



Modena, 22nd March 2000


The Principal                                 The Agent

U.T.I.T. S.p.A.                               SPEIZMAN INDUSTRIES, INC.
Nicoletta Ognibene                            Bob Speizman


/s/ Nicoletta Ognibene                        /s/ Robert S. Speizman, President
---------------------------------             ---------------------------------


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The Agent hereby declares that he represents (and/or distributes or manufactures) the following products, directly or indirectly, at the time of the conclusion of the present contract:


 ------------------------------------------ ----------------------------------
                 Principal                                 Products
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 Lonati Group                               Knitting machines and accessories
 (Dinema, Santoni, Lonati, MCM, Marzoli,
 Vignoni)
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 Conti Complett                             Seamers
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 Fimatex                                    Turning devices
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 Margasa                                    Reclaiming machines
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 Italtubetti                                Tubes
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 Platt                                      Flats
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 Carresi                                    Pillow stuffers
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 Cason                                      Yarn bobbin stripper
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 Shanghai Erfrinji                          Spinning machines, etc.
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 China Textile Machinery                    Looms
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 Milnor                                     Laundry machines
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 Chicago Dryer                              Laundry folders & presses
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 ADC                                        Dryers
 ------------------------------------------ ----------------------------------
 ------------------------------------------ ----------------------------------
 Energenitics                               Laundry machines
 ------------------------------------------ ----------------------------------

The Agent

SPEIZMAN INDUSTRIES, INC.
Bob Speiman


/s/ Robert S. Speizman, President
-----------------------------------
                                                                              13
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                                 AGENCY CONTRACT

                                    ADDENDUM

Between:

U.T.I.T. S.p.A., seated in Modena, Via L. Perosi, 183, personified by the legal representative, Dr. ssa Nicoletta Ognibene (the Preponent)

And

SPEIZMAN INDUSTRIES, INC., seated in Charlotte, North Carolina, 701 Griffith Road (the Agent):

As integration of the Agency Contract stipulated on this day, it is agreed as follows:

1. The Agent recognizes the long time commercial cooperative relationship between U.T.I.T. and Marzoli S.p.A. in the U.S. market, which provides for the selling of certain U.T.I.T. textile transport systems by Marzoli. Considering that the punctual prosecution of that relationship has a particular importance for U.T.I.T. , the Agent binds himself to abstain from any action or behavior which could jeopardize the normal course of such a relationship. The non-observance of that obligation will constitute good cause for the early termination of the Agency Contract, according to article 18.2;

2. The Agent undertakes to furnish at his own cost a deposit of U.T.I.T. equipment spare parts, and to resell those spare parts to customers who ask for them at the price U.T.I.T. fixes. U.T.I.T. gives the Agent the sole spare parts selling right, with the exclusion of those which will be sold directly by U.T.I.T. to the textile machinery manufacturers, such as Marzoli, Rieter and so on. The Agent expressly binds himself not to sell any spare parts for U.T.I.T. equipment which aren't manufactured by U.T.I.T. and deposited by U.T.I.T. at the Agent to be resold. Violation of the above obligation will bring about the early termination of the Agency Contract according to article 18.2;

To integrate and explain those matters provided for in article 5.2 of the Agency Contract, it is agreed that every kind of U.T.I.T. Product advertising will be based on U.T.I.T. photos and logo. U.T.I.T. reserves the right to get published adverts in textile magazine, on its own initiative and at its own cost, and/or to carry out other advertising initiatives at its own cost, in every case making it clear that the Agent has exclusive rights of sale in the sales area specified.

The Principal                          The Agent


/s/ Nicoletta Ognibene                 /s/ Robert S. Speizman, President
------------------------------         ---------------------------------